Exhibit 99.1

Keurig Dr Pepper Names Russ Torres Chief Executive Officer of Future Global Coffee Co.

Proven global consumer goods leader brings 30-year track record of scaling iconic brands, driving commercial growth, and leading enterprise transformations

BURLINGTON, Mass. and FRISCO, Texas and AMSTERDAM, October 1, 2026 /PRNewswire/ – Keurig Dr Pepper Inc. (NASDAQ: KDP) today announced that its Board of Directors has named Russ Torres as Chief Executive Officer of the future Global Coffee Co. Torres will join KDP on November 3, 2026, and serve as Chief Executive Officer of the Company’s Coffee Operating Unit prior to separation, during which time he will lead the integration of KDP’s and JDE Peet’s coffee operations. He will report to KDP Chief Executive Officer Tim Cofer, who will become Chief Executive Officer of Beverage Co. following separation. Torres will also serve as a member of the future Global Coffee Co. Board of Directors upon the Company’s planned separation, targeted for early 2027.

Torres brings three decades of consumer products leadership, managing multi-billion-dollar global businesses, building household brands, and guiding large organizations through complex enterprise transformations. He joins from Kimberly-Clark Corporation (NYSE: KMB), where he currently serves as President and Chief Operating Officer, overseeing operations in more than 30 countries.

“Russ is a proven leader with extensive experience building consumer brands, guiding global organizations through complex change, and delivering consistent results with high performing teams. That is precisely what Global Coffee Co. requires,” said Pamela Patsley, KDP Board Chairman who will serve as Chairman of the Board of the future Global Coffee Co. “Following a rigorous global search against a demanding set of criteria, Russ emerged as the clear choice. I look forward to partnering with Russ to establish Global Coffee Co. as the world’s largest pure play coffee powerhouse.”

“Russ brings the right combination of commercial drive, brand-building pedigree, and operational discipline needed to stand up Global Coffee Co. for long-term growth,” said Tim Cofer, Chief Executive Officer of KDP. “Our base business is healthy, integration and deleveraging work is on plan, and Russ joins with meaningful runway to engage our teams, drive synergy realization, and shape strategy well ahead of separation. He has spent his career accelerating growth across major global portfolios while executing large-scale transformations, and I am thrilled to welcome him to the organization.”

“This is an extraordinary opportunity to build the company that will shape the future of coffee,” said Torres. “Coffee is one of the most exciting and resilient categories in consumer goods today. With the remarkable talent across this business and powerhouse brands like Keurig®, Peet’s®, L’OR®, Jacobs® and Green Mountain Coffee Roasters®, Global Coffee Co. is uniquely positioned to drive growth, deliver game-changing innovations, and delight consumers around the world. I am looking forward to working with the team to create real value in a category people love.”

Across a 30-year career in consumer goods, Torres has established a proven track record of accelerating growth across scaled global businesses. Prior to his appointment as President and Chief Operating Officer of Kimberly-Clark, he served as Group President of North America, where he drove accelerated, profitable top-line growth. Earlier in his career, Torres held senior executive leadership roles at Newell Brands, Bain & Company, and Mondelēz International (formerly Kraft Foods). Torres holds an MBA from the Kellogg School of Management at Northwestern University and a Bachelor of Arts in Physics from Dartmouth College.

Upon separation, Global Coffee Co. will generate approximately $16 billion in annual revenue, employ more than 25,000 people, and serve consumers in over 100 markets. The company will offer an unmatched portfolio spanning single-serve systems, roast and ground, whole bean, soluble, ready-to-drink, and away-from-home formats through iconic power brands including Keurig®, Jacobs®, Peet’s®, L’OR®, and Green Mountain Coffee Roasters® alongside beloved regional favorites.

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Investor Contact:

Investor Relations

T: 888-340-5287 / IR@kdrp.com

Media Contact:

Xenja Lindberg

Xenja.Lindberg@kdrp.com

ABOUT KEURIG DR PEPPER

Keurig Dr Pepper (Nasdaq: KDP) is a leading beverage company with more than 150 owned, licensed and partner brands that meet a wide range of needs and occasions. Our North American refreshment beverage business holds leadership positions across carbonated soft drinks, water, juice and mixers with a portfolio of iconic brands such as Dr Pepper®, Canada Dry®, Mott’s®, A&W®, Peñafiel®, GHOST®, 7UP®, Snapple®, Clamato® and Core Hydration®. Our global coffee business spans more than 100 markets and includes the leading Keurig® single-serve brewing system in the U.S. and Canada, along with powerhouse brands such as Peet’s, L’OR and Jacobs, and other regional coffee leaders. Our more than 50,000 employees aim to enhance the experience of every beverage and coffee occasion while making a positive impact for people, communities and the planet. Learn more at www.keurigdrpepper.com and follow us @KeurigDrPepper on LinkedIn and Instagram.

FORWARD-LOOKING STATEMENTS

Certain statements contained herein are “forward-looking statements” within the meaning of applicable securities laws and regulations. These forward-looking statements include those preceded by, followed by or that include the words such as “outlook,” “guidance,” “anticipate,” “enable,” “expect,” “believe,” “could,” “confident,” “estimate,” “feel,” “continue,” “ongoing,” “forecast,” “intend,” “may,” “on track,” “plan,” “positioned,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words, phrases, or expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These statements are based on the current expectations of our management, are not predictions of actual performance, and actual results may differ materially. Forward-looking statements are subject to a number of risks and uncertainties, including the factors disclosed in our Annual Report on Form 10-K and subsequent filings with the SEC. Our actual financial performance could differ materially from the projections in the forward-looking statements due to a variety of factors, including, but not limited to, (i) the inherent uncertainty of estimates, forecasts and projections, (ii) global economic uncertainty or economic downturns, (iii) tariffs or the imposition of new tariffs, trade wars, barriers or restrictions, sanctions, geopolitical disturbances and conflicts, or threats of such actions and related uncertainty, (iv) the risk that our financial performance may be better or worse than anticipated, (v) risks related to the completion of the separation of our beverage and coffee portfolios in the anticipated timeframe or at all, (vi) our ability to identify and retain key executives to lead our beverage and coffee portfolios following the separation, (vii) our incurrence of significant debt and entry into other financings to fund the acquisition of JDE Peet’s, which may result in dilution to our stockholders or introduce complexity to our capital structure, (viii) additional risks associated with the acquisition of JDE Peet’s and those geographies, countries and associated governments where JDE Peet’s currently operates, (ix) our ability to successfully integrate JDE Peet’s into our business, or that such integration may be more difficult, time-consuming or costly than expected, (x) constraints on management’s attention to operating and growing our business during the integration of JDE Peet’s and the separation, (xi) the potential downgrade of our credit ratings as a result of debt incurred and/or assumed in connection with the JDE Peet’s acquisition, (xii) the possibility of negative impacts on business relationships in connection with the acquisition of JDE Peet’s and the separation, (xiii) the risk that the acquisition of JDE Peet’s and the separation may incur significant additional costs, (xiv) the risk of potential litigation, (xv) risks related to negative effects of the acquisition of JDE Peet’s and the separation on our share price and (xvi) the ability to achieve the anticipated strategic and financial benefits from the separation. We are under no obligation to update, modify or withdraw any forward-looking statements, except as required by applicable law.